Trade payables	12 Months Ended
Mar. 31, 2024
Trade and other payables [abstract]
Trade payables	Trade payables

(EUR thousand)	As of March 31
Trade payables	2024	2023
Merchants	128,106	102,315
Tourists	121,124	84,942
Agents	5,336	6,751
Other TFS payables	16,836	15,098
Other trade payables	10,596	—
Total	281,998	209,106
Trade payables include merchant commissions, refunds to tourists, and acquiring fees to agents; other TFS payables mainly comprise of EUR13.5 million VAT refunds pending to be settled in France, while other trade payables mainly comprise of items such as rent and maintenance.
Due to the current nature of the payables, the carrying amount is a reasonable approximation of the fair value of the trade payables.